Exhibit 99.3
2006 & 2007 Earnings Guidance
December 14, 2007
Appendix

Natural Gas:
990,000
customers
Electric:
140,000
customers
ProLiance
Energy
Vectren Source
Energy
Energy Systems Group
Miller Pipeline
Vectren Fuels
Energy Marketing &
Services
Energy Infrastructure
Services
Coal Mining
Vectren Today - NYSE: VVC

Utility Strategies
➢
Grow Rate Base
➢
Achieve Decoupling / Conservation
Oriented Tariffs
➢
Achieve Timely Rate Relief
➢
Manage Capital Structure
➢
Manage O&M
➢
Earn Allowed Return
Nonutility Strategies
➢
Reinvest Earnings in Core Businesses
➢
Invest in Gas Storage Assets
➢
Develop and Market New Coal Reserves
➢
Grow Energy Infrastructure Services
Positioned For Growth
➢
Goals
➢
Increase utility earnings at
an average annual rate of
3.5 to 4%
➢
Increase nonutility earnings
at an average annual rate of
10+%
➢
Increase Vectren EPS at an
average annual rate of 5+%
➢
Provide a total return to
shareholders of 9 to 10%

NOTE: Ownership Percentage in ( )
* Sale of Vectren’s interest in Broadband closed Nov. 30, 2006.
Vectren
Corporation
Vectren Utility
Holdings Inc.
Vectren
Enterprises
Energy Marketing
and Services
Coal Mining
Other
Businesses
Energy
Infrastructure
Services
ProLiance
Energy (61%)
Sou
Vectren
rce
Coal Mining
Operations
Synfuels
Miller Pipeline
Other
Haddington
Energy (13%)
Broadband *
Pace Carbon
Synfuels (8%)
Energy
Systems
Group
Vectren North
(Indiana Gas)
Vectren South
(SIGECO) - Gas
Vectren Energy
Delivery of Ohio
(VEDO)
Vectren South
(SIGECO) - Electric
Corporate Structure

| | EARNINGS Twelve Months Ended December 31 | | | EARNINGS PER SHARE Twelve Months Ended December 31 | | |
|---|---|---|---|---|---|---|
| | 2005 | 2004 | 2003 | 2005 | 2004 | 2003 |
| Utility Group | $ 95.1 | $ 83.1 | $ 85.6 | $ 1.26 | $ 1.10 | $ 1.21 |
| Nonutility Group | | | | | | |
| Energy Marketing and Services | 29.7 | 13.8 | 12.3 | 0.39 | 0.18 | 0.17 |
| Mining Operations | 5.3 | 0.4 | (0.3) | 0.07 | 0.01 | - |
| Energy Infrastructure Services | 0.3 | 4.6 | 2.1 | - | 0.06 | 0.03 |
| Other Businesses | 1.2 | (4.5) | 0.2 | 0.02 | (0.06) | - |
| Total Nonutility Group | 36.5 | 14.3 | 14.3 | 0.48 | 0.19 | 0.20 |
| Corporate and Other | (6.5) | (1.6) | (2.0) | (0.09) | (0.02) | (0.02) |
| Total Operations | 125.1 | 95.8 | 97.9 | 1.65 | 1.27 | 1.39 |
| Synfuels related | 11.7 | 12.1 | 13.3 | 0.16 | 0.16 | 0.19 |
| Vectren Consolidated | $ 136.8 | $ 107.9 | $ 111.2 | $ 1.81 | $ 1.43 | $ 1.58 |
| Average Shares Outstanding | 75.6 | 75.6 | 70.6 | | | |

Business Segment Earnings & EPS

$1.40
$1.20
$1.00
$0.80
$0.60
$0.87
$1.26
10 Year CAGR of 3.8%
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007E

Dividends Paid
Strong Dividend Growth
➢
47 Consecutive years with increased dividends paid
➢
3.3% increase payable Dec. 1, 2006
➢
Current Annualized Dividend - $1.26
➢
65% +/- target payout

Borrowing
Available
$700
$600
$500
$400
$300
$200
$100
$0
$mm
$102
$248
$134
$121
$287
$228
$150
$105
VUHI
Capital
VUHI
Capital

| VUHI | S&P | Moody's |
|---|---|---|
| Unsecured Debt | A- | Baa1 |
| Commercial Paper | A2 | P2 |
| Outlook | Stable | Stable |

Strong Credit Ratings
Major Credit Facilities
➢
ProLiance Standalone Credit Facility
–
$300 million base
–
$100 million surge
VUHI – Vectren Utility Holdings
Capital – Nonutility holding co.
As of 9/30
2005
2006
$350
$255
$515
$255
Liquidity

VECTREN

Chicago
Indiana
Ohio
Indianapolis
Dayton
Columbus
Cincinnati
Louisville
Evansville
Energy Delivery of Indiana - North
Energy Delivery of Indiana - South
Electric service territory
Energy Delivery of Ohio

Utility Territory
Net Operating Income
Gas
Electric
47%
53%
12 months
ended 9/30/06
$141.8
Million
Utility Business - Energy Delivery
➢
Quality assets and operations
➢
Over 1.1 million customers
➢
Reinvest and grow rate base – 5% CAGR
➢
Periodic rate increases required to achieve
adequate returns on capital

Overview
Vectren provides reliable delivery service to 140,000
in southwestern Indiana.
Markets
6 counties in southwestern Indiana
Top Industrial Customers
➢
AK Steel (Steel)
➢
Berry Plastics (Plastics)
➢
Bristol Myers (Pharmaceuticals/Food)
➢
General Electric (Plastics)
➢
PPG Industries (Automotive)
➢
Toyota (Automotive)
➢
Whirlpool (Metal Products)
Principal Industries
The principal industries include resin and plastic
products, aluminum smelting and recycling, aluminum
sheet products, automotive assembly, steel finishing,
appliance manufacturing, pharmaceutical and
nutritional products, automotive glass, gasoline and
oil products, and coal mining.
Vectren Utility Holdings, Inc. (VUHI) - The Company’s wholly owned subsidiary serves as the intermediate holding company for its three operating public utilities: Indiana Gas Company, Inc. (Indiana Gas), Southern Indiana
Gas and Electric Company (SIGECO) and the Ohio operations.  VUHI also has other assets that provide information technology and other services to the three utilities.
Overview
Vectren’s three operating utilities provide reliable
delivery service to 990,000 natural gas customers,
including 560,000 located in central and southern
Indiana, 112,000 located in southwestern Indiana, and
318,000 located in west central Ohio.
Markets
➢
57 counties in central and southern Indiana
➢
17 counties in west central Ohio
Top Industrial Customers
➢
ALCOA (Aluminum)
➢
AE Staley (Grain Processing)
➢
AK Steel (Steel)
➢
Eli Lilly (Pharmaceuticals)
➢
General Electric (Plastics)
➢
General Motors (Automotive)
➢
NUCOR (Steel)
Principal Industries
The principal industries include automotive assembly,
parts and accessories, feed, flour and grain
processing, metal casting, aluminum products,
appliance manufacturing, resin and plastic products,
gypsum products, electrical equipment, metal
specialties, glass, steel finishing, pharmaceutical and
nutritional products, gasoline and oil products, and
coal mining.
Natural Gas
Electric
Energy Delivery

Vectren Large Customer Base by Industry, GAS

All Other 16.9%
Steel 16.5%
Automotive 12.2%
Food 9.9%
Misc. Mfg. 7.9%
Plastics 6.6%
Education 6.1%
Medical 5.2%
Bldg. Products 4.5%
Government 3.3%
Pharmaceuticals, 3.2%
Power Generation 2.8%
Retail 2.7%
Metal Product 2.2%

| All Other Gas Industry | % |
|---|---|
| Electronics | 1.9% |
| Packaging | 1.6% |
| Aluminum | 1.6% |
| Chemicals | 0.8% |
| Paving | 0.8% |
| Mining | 0.8% |
| Paper Products | 0.7% |
| Grain | 0.1% |
| Not Classified | 8.7% |
| Total | 16.9% |

Vectren Large Customer Base by Industry, ELECTRIC

Bldg. Products 1.3%
All Other 4.4%
Metal Product 1.6%
Food 2.1%
Education 2.5%
Grain processing 2.8%
Medical 4.0%
Pharmaceuticals 4.1%
Retail 6.2%
Automotive 9.0%
Misc. Mfg. 11.6%
Plastics 50.4%

| All Other Electric Industry | % |
|---|---|
| Waste Collection | 1.0% |
| Steel | 0.8% |
| Paper Products | 0.3% |
| Mining | 0.3% |
| Packaging | 0.2% |
| Aluminum | 0.1% |
| Not Classified | 1.6% |
| Total | 4.4% |

Percentages calculated using large customer 2007 budgeted volumes
Large Gas & Electric Customers

F.B. Culley
A.B. Brown
Utility Business - Power Supply
Generation Portfolio
➢
Coal-fired base units – 1,056 MW
–
Burns 3+ million tons of coal annually
–
Affiliate agreements in place for 90%
of coal needs
–
80% scrubbed for SO2 and 90% for NOx
–
Culley #1 46MW to be decommissioned
12/31/06
–
Additional 125 MW required
➢
Gas-fired peak-use turbines – 295 MW
Wholesale Power Marketing
➢
Functions within the regulated electric utility
operation
➢
Markets surplus power from generating units
through MISO
➢
Maximum approved VaR is $1.5 million
–
2006 peak was $560,000

Vectren Utility Holdings, Inc. (VUHI) - The Company’s wholly owned subsidiary serves as the intermediate holding company for its three operating public utilities: Indiana Gas Company, Inc. (Indiana Gas), Southern Indiana
Gas and Electric Company (SIGECO) and the Ohio operations.  VUHI also has other assets that provide information technology and other services to the three utilities.
Wholesale Power Marketing
–
Functions within the regulated electric utility
operation
–
Markets surplus power from generating units
through MISO
–
Maximum approved VaR is $1.5 million
–
Maximum VaR in 2006 was $560,000
Overview
Provides low-cost, reliable electric generation for
delivery to retail and firm wholesale customers in
Southwest Indiana.  Optimizes assets by marketing
unutilized capacity to the open market.
Markets
➢
Southwest Indiana – Retail and Wholesale
➢
Midwest – Wholesale
Generating Capacity
➢
6 coal-fired base units – 1,056 MW
–
Brown – 2 units, 500 MW
–
Culley – 3 units, 406 MW
–
Warrick – 1 unit, 150 MW
–
Burn approximately 3 million tons of coal
annually
➢
Culley #1 – 46 MW to be decommissioned
12/31/06
➢
6 natural gas peaking units – 295 MW
➢
Member of Midwest Independent Transmission
System Operator (MISO)
➢
Has 6 interconnects
Power Supply

Tracking Investment & Margin
Recovery
➢
NOx Compliance Expenditures
–
All $255 mm of project costs currently included in rates
–
8% return on capital invested
–
Recovery of related O&M and depreciation expense
➢
Multi-pollutant Expenditures
–
Filed with IURC in May 2005
–
Settlement with Consumer Counselor filed October 20, 2005
•
$110 mm expenditure
•
7.98% return on capital invested
•
Recovery of related O&M and depreciation expense
•
Adjusted every 6 months
–
Commission order received February 22, 2006
➢
Normal Temperature Adjustment
–
Implemented in Indiana October 2005
–
Impacts ~65% of gas heating load during October-April
–
Adjusts distribution charge monthly for normal weather

Ohio Decoupling/Conservation Order
➢
Approved September 13, 2006
➢
Rate mechanism that aligns utility and customer by supporting conservation
–
Creation of additional conservation programs for low-income customers
–
Two year program - $2.0 million Vectren contribution
➢
Sales Reconciliation Rider (SRR)
–
Recovers 100% of difference between weather normalized actual base revenues and the base revenues approved in the last rate case, as adjusted for customer additions (residential and general service customers)
–
The differences calculated monthly, deferred without carrying costs, subsequent recovery via SRR, to be recovered over annual tracker filed each
November 1st
–
SRR will be implemented October 1, 2006

Indiana Decoupling/Conservation Order
➢
Approved December 1, 2006
➢
Five year program
–
1st  year Vectren administers program and fronts up to $1.5 million
–
Years 2-5 independent administrator with annual program costs approximately $4.5 million, collected from customers through Energy
Efficiency Rider (EER)
➢
Sales Reconciliation Component (SRC) recovers margin difference
–
For Vectren North, recovers 85% of difference between weather normalized actual base revenues and the base revenues approved in last rate case, as adjusted for customer additions (Vectren North residential and general service customers; for Vectren South SRC approved, but not effective until order received in next rate case)
–
The margin differences calculated monthly, deferred without carrying costs, subsequent recovery via SRC, to be recovered over annual tracker

Gas
➢
Increase - $10.4 million
➢
ROE - 11.75%
➢
Equity ratio - 47%
➢
Rate Base - $118.5 million
➢
NOI - $9.4 million
➢
Decoupling/Conservation
Adjustment
➢
Bare Steel/Cast Iron Replacement
Tracker
Electric
➢
Increase - $76.7 million
➢
ROE - 12.00%
➢
Equity ratio - 47%
➢
Rate Base - $1,017.8 million
➢
NOI - $82.2 million
➢
FERC return/periodic recovery on
new transmission investments
➢
Environmental recovery under
Senate Bill 29 expected to continue
Petitioner’s
Case-in-
Chief
 Settlement
Hearing
OUCC &
Intervenors’
Proposed
Orders
Petitioner’s
Reply
Order
1st Hearing
2nd Hearing
9/1/06
2/20/07
12/11/06
4/12/07
Gas  Case
Electric Case
6/11/07
5/24/07
+/- 3
months
9/1/06
2/15/07
12/4/06
3/7/07
5/1/07
4/20/07
+/- 3
months
Procedural Timeline
Summary of South Rate Filing

VECTREN

| | Gas | | | Electric |
|---|---|---|---|---|
| | North | Ohio | South | South |
| Customers | 560,000 | 318,000 | 112,000 | 140,000 |
| Rate Order Date | 12/1/2004 | 4/14/2005 | 7/1/2004 | 6/21/1995 |
| Revenue Increase (MM) | $24.0 | $15.7 | $5.7 | n/a |
| Rate Base (MM) | $708 | $245 | $113 | $575 |
| Allowed ROE | 10.6% | 10.6% | 10.5% | 12.25% |
| Normal Temp. Adjustment | Yes | No | Yes | No |
| Bad Debt Tracker | No | Yes | No | No |
| Pipeline Integrity Recovered | Yes | Yes | Yes | n/a |
| Environmental Tracker | n/a | n/a | n/a | Yes |
| Conservation Tracker | Yes | Yes | Filed | n/a |

Summary of Past Rate Orders

3 Year CAGR of 18.2%
EPS
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
2003
2004
2005
2006E

| | | | | | |
|---|---|---|---|---|---|
| EMS | $0.17 | $0.18 | $0.39 | | |
| CM | - | 0.01 | 0.07 | | |
| EIS | 0.03 | 0.06 | - | | |
| Total | $0.20 | $0.25 | $0.46 | $0.32 | $0.34 |

Earnings Per Share
(EMS, CM & EIS)
Vectren Enterprises
ProLiance
Energy
Vectren
Source
Energy
Marketing and
Services (EMS)
Coal Mining
Operations
(CM)
Miller
Pipeline
Energy
Systems
Group
Energy
Infrastructure
Services (EIS)
Cypress
Creek Mine
Prosperity
Mine
Nonutility - The Right Businesses
➢
Nonutility Business Strategy
–
Right businesses at the right time
–
Focus on operating companies
–
Grow through reinvestment
–
Target 10+% annual growth

60
50
40
30
20
10
0
Bcf
4 Year CAGR of 17%
26
33
35
45
49
2004/05
2005/06
2006/07
2007/08*
2008/09

Storage Capacity
* Includes 5 Bcf of Liberty Gas Storage
scheduled to      be fully operational in early
2007.
➢
Created in 1996 as an unregulated joint venture
between Vectren (61%) and Citizens Gas & Coke
(39%) to provide gas portfolio services to Member
companies.
➢
100+ employees; headquartered in Indianapolis with
market presence in Chicago, Cincinnati, Dayton,
Evansville, Houston, Louisville, and St. Louis.
➢
90+ BCF of gas storage either owned or under
management .
➢
Asset ownership in 3 storage fields (White River, Lee
8 and Liberty).
➢
Owner and developer of two intra-state pipelines
(Ohio Valley Hub & Heartland Gas Pipeline).
➢
Approximate sales volumes of .8 billion cubic feet
(BCF) per day.
➢
Customers in 17 Midwestern and Southeastern
states.
➢
70%+ of volume with 3rd-party customers including
over 1,300 commercial and industrial.
➢
Balanced book approach - VaR capped at $2.5
million
➢
Stand alone $300 million credit facility plus $100
million surge line.
➢
Expected 2006 Unconsolidated Revenues (000s):
  $3,000,000.
➢
Total Investment 9/30/06 (000’s):  $131,000.
Pipeline Access
ANR
Columbia Gas
Columbia Gulf
Midwestern Gas
Panhandle Eastern
Southern Natural
Tennessee Gas
Texas Gas
Texas Eastern
Trunkline Gas
ProLiance Energy

VECTREN

TEXAS
Pipelines
Permitted Cameron Pipeline
Port Arthur Pipeline
Liberty Gas Storage Pipelines
Liberty Gas Storage
ke Charles LNG
New Kinder Louisiana Pipeline
LOUISIANA
New Creole Trail Pipeline
Port Arthur LNG
abine Pass LNG
olden Pass LNG

Liberty
Expansion
Cameron
LNG
Creole
Trail
LNG
2012
9.55 BCF/day
In
Developm
ent
Expansions
2009
5.9 BCF/day
Existing/Under
Construction
New LNG Supply
& Proposed
ProLiance - Liberty Storage Map
Liberty Gas Storage
➢
Sempra Pipeline &
Storage (75%) and
ProLiance (25%)
➢
Announced 5/16/05
➢
17 Bcf underground gas
storage capacity
➢
ProLiance 5 Bcf under
contract
➢
Finalizing construction
➢
Partially operational late
Q4 2006
Liberty Expansion
➢
Sempra Pipeline &
Storage (75%) and
ProLiance (25%)
➢
Announced 9/12/06
➢
10-12 Bcf of potential
natural gas storage
capacity
➢
FERC approval required

Vectren Source
➢
Founded in 2001 as retail gas marketer in “Choice
States”
–
Provides natural gas and related services to over
165,000 residential and small commercial customers
in competitive markets in Indiana, Ohio, Georgia,
and New York.
–
Annual volumes have grown from 1.8 Bcf in 2002 to
12.8 Bcf in 2006.
➢
State-of-the-art customer information and billing system,
forecasting and data warehouse decision support tools.
–
Full-service web capabilities from enrollment to bill
presentment and payment.
–
Forty full-time employees, in-house call center with
seventeen full-time customer service representatives
and seven contract IT staff.
➢
ProLiance Energy serves as agent for commodity
purchases, day-to-day operations, hedging, and
optimization activities.
➢
Emphasis on providing excellent customer service and
maintaining outstanding regulatory relationships.
➢
Expected 2006 Revenue (000’s):  $170,000.
➢
Total Assets 9/30/06 (000’s):  $32,000.

VECTREN

VECTREN Fuels

Tons (millions)
10.0
8.0
6.0
4.0
2.0
0.0
3.6
4.4
4.1
4.2
4.3
4.7
7.5
8.1
2.9
3.3
3.3
3.0
3.2
3.2
3.2
3.2
2004
2006
2008
2010
Mined
Sold to VVC

Annual Tons
➢
Prosperity Mine
–
Underground mine – mid-sulfur 3.3
lbs
–
~33 mm tons of reserves at
12/31/06
–
Mines ~3 mm tons per year
➢
Cypress Creek Mine
–
Surface mine – high-sulfur 7.5 lbs
–
~3 mm tons of reserves at 12/31/06
–
Mines ~1.4 mm tons per year
Coal Mining
➢
Established in 1996 as an effort to control fuel costs
through the elimination of costly long-term coal
contracts with harmful escalations or market
reopeners.
➢
Supplies Vectren’s generating plants with over 3
million tons of coal annually.
➢
Currently invested in two operating mines, Cypress
Creek and Prosperity that produce over  4 million
tons per year with remaining coal reserves estimated
over 36 million tons.
➢
Currently developing two underground coal mines in
Knox County, IN that upon full completion in 2010 will
produce 5 million tons per year.  The Oaktown
complex has 80 million tons of estimated coal
reserves.
➢
Staff of 4 in addition to 400 contract mining
employees.
➢
2006 outside customers include the following:
–
Industrial customers:  Domtar (Wisconsin) and
Hydraulic Brick (Indiana).
–
Generating stations:  PSI Gibson/Wabash River,
Alcoa/Warrick, Crawfordsville, IN and Peru, IN.
➢
Expected 2006 Revenues (000s):  $163,000.
➢
Total Assets 9/30/06 (000’s):  $128,000.

VECTREN

PUTNAM
VIGO
CLAY
OWEN
SULLIVAN
GREENE
LAWRENCE
KNOX
DAVIESS
MARTIN
ORANGE
PIKE
DUBOIS
GIBSON
CRAWFORD
VANDERBURGH
POSEY
SPENCER
PERRY
WARRICK
0
30
60 mi

Oaktown Mines Project
➢
Two Mines – 80 mm tons of reserves
➢
Located 8 miles north of Vincennes, IN
➢
Competitive location to minimize transportation
costs
–
Within 50 miles of 8 coal-fired plants
–
Adjacent to mainline rail service
–
Within 10 miles of proposed Duke/Vectren
IGCC plant
➢
Coal quality – Projected high-sulfur 6.0 lbs
➢
Land acquisition, permitting, rail access and
mine development estimated at 2 ½ years
➢
Mine development and equipment costs
estimated at $125 mm
➢
425 new mining jobs
➢
~5 million tons mined annually when fully
operational
Wabash River
Newton (S)
Gibson (SU)
Edwardsport
Merom (S)
Hutsonville
Petersburg (S)
Ratts
Prosperity
Glen Ayr/Oaktown
Rockport
Henderson (S)
Brown (S)
Warrick (SU)
Culley (S)
Vincennes
Washington
Evansville
(S)  Scrubbed plant
(SU) Scrubber under
        construction
Power plant
Mine site
Indiana Southern
   Rail Road
CSX Rail Road
Cities
Legend

Building Performance with Energy
Energy Systems Group
➢
Established in 1994
➢
Three primary business lines:
–
Energy performance contracting
•
Designs & installs facility improvements
that pay for themselves from energy and
operational savings to Hospitals,
Universities, Governments & Schools
(HUGS)
•
Veteran’s Administration
•
5 military base program centers
–
Operations and Maintenance (O&M) services
•
3 energy centers operated by ESG
–
Developing, constructing, and operating
renewable energy facilities
•
One operating landfill gas plant
➢
174 customers since inception
➢
167 employees in 15 states
➢
Total assets 9/30/06:  $44,000

Miller Pipeline Corp
➢
Miller Pipeline Corporation started in 1953.
–
Reliant Services, 50/50 JV with Duke Energy
purchased Miller Pipeline in 2000.
–
Vectren purchased Duke’s ownership in Miller
Pipeline in 2006.
➢
Provides construction, maintenance and
rehabilitation services primarily to gas and water
utilities.
–
Gas construction and utility divisions:  1,200
employees
➢
Gas Pipeline Construction and Repair
–
Expand work in cast iron and bare steel
replacement
•
Pipeline Integrity Act
•
Pending Distribution Integrity Act
➢
Expected 2006 Revenues (000s):  $145,700.
➢
Total Assets 9/30/06 (000’s):  $108,000.

➢
Produces synfuel from coal which qualifies for tax credits under Section 29 of the Internal
Revenue Code.  Vectren owns 8.3% of a partnership (Pace Carbon) that owns four facilities.
➢
In July 2006, opted out of participation in production of synfuels due to high oil prices
–
Recorded impairment charge totaling $9.5 million, or $5.7 million after tax
–
Company has generated an Alternative Minimum Tax (AMT) credit carry forward of approximately $50 million as of December 31, 2005
➢
In October 2006, resumed participation due to decline in oil prices
–
Fully hedged 2006 expected production to minimize exposure/opportunity
–
Continue to evaluate 2007 opportunities and monitor oil prices and minimize exposure/opportunities with hedges until sunset  of credits 12/31/07
–
Expect synfuels-related operations to produce loss of ($0.04) to ($0.05) per share related to
2006 production and net income of $0.09 to $0.11 per share related to 2007 production
➢
Total Investment 9/30/06 (000s):  Investment written off in 2006.
Synfuels

Other Nonutility Businesses
➢
Haddington Energy Partners
–
Overview – The company is a partner in equity method investments that invest in energy-related ventures. Haddington has two remaining investments, a compressed air energy project to be used for generating electricity in Ohio and a liquefied natural gas facility in Texas.
–
Strategy – Continue to harvest energy investments as opportunities arise.
–
Total VVC Investment 9/30/06: $14 million
➢
Vectren Financial Group
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Overview – Energy Realty and Southern Indiana Properties hold investments in affordable housing partnerships, leveraged leases, and real estate notes.
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Strategy – Hold leveraged leases and affordable housing partnerships.  Exit real estate notes upon refinancing.
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Total VVC Net Assets 9/30/06: $60 million